Exhibit 99.3

UBS Bank USA

K U
ADDENDUM TO CREDIT LINE ACCOUNT APPLICATION AND
AGREEMENT

Credit Line Account		Account Number

5V

Collateral Account		Account Number
This Addendum (this “Addendum”) is attached to, incorporated by reference into and is fully a part of the Credit Line Account Application and Agreement between UBS Bank USA (the “Bank”) and the borrower named in the signature area below (the “Borrower”), dated as of the date hereof (as amended or otherwise modified from time to time, the “Agreement”). This Addendum and the Agreement shall not become effective and binding upon the Bank until this Addendum has been executed by the Borrower and accepted by the Bank at its home office. Any conflict between the terms of the Agreement and this Addendum shall be resolved in accordance with the terms of this Addendum. Defined terms used herein to have the respective meanings set forth in the Agreement unless otherwise defined in this Addendum.
A.	The Bank, UBS Financial Services Inc. and the Borrower each acknowledge and agree that:
Definitions
1.	The Agreement is amended by adding the following definitions in Section 1:
•	“Additional Payments” has the meaning specified in Section 5 g).

•	“ARS Collateral” means any and all Collateral consisting of Auction Rate Securities.

•	“ARS Payments” has the meaning specified in Section 5 g).

•	“Auction Rate Securities” means any and all securities determined by the Bank, in its sole and absolute discretion, as being commonly referred to as “Auction Rate Securities,” which, for greater certainty, include, without limitation, debt securities on which the interest rate payable is periodically re-set by an auction process and/or equity securities on which any dividend payable is periodically re-set by an auction process.

•	“Taxable SLARC Maximum Auction Rate” means the applicable “reset rate,” “maximum auction rate” or other similar rate as may be specified in the prospectus or other documentation governing any applicable Taxable Student Loan Auction Rate Securities as representing the failed auction rate or similar rate payable on such Auction Rate Securities, in each case expressed as a per-annum rate and as calculated in the Bank’s sole and absolute discretion.

•	“Taxable Student Loan Auction Rate Securities” means any and all Auction Rate Securities Collateral consisting of securities determined by the Bank, in its sole and absolute discretion, as being commonly referred to as “Student Loan Auction Rate Securities” and on which the interest or dividend rate paid or payable to the Borrower by the issuer of such securities is taxable to the Borrower.”
Terms of Advances
2.	The Agreement is amended by adding the following as Section 3 e):

“The Borrower acknowledges that the Bank will not make an Advance against the ARS Collateral in amounts equal to the fair market or par value of the ARS Collateral unless the Borrower arranges for another person or entity to provide additional collateral or assurances on terms and conditions satisfactory to the Bank. In requesting an Approved Amount equal to the par value of the ARS Collateral, the Borrower has arranged for UBS Financial Services Inc. to provide, directly or through a third party, the pledge of additional collateral and/or assurances to the Bank so that the Bank will consider making Advances from time to time in accordance with the terms of this Agreement and in amounts equal to, in the aggregate, the par value of the ARS Collateral at the date of an Advance. In addition, the Borrower, the Bank and UBS Financial Services Inc. acknowledge and agree that if (a) the Bank is repaid all of the Credit Line Obligations due to the Bank under the Agreement and this Addendum and (b) as part of such repayment, the Bank realizes on the additional collateral and/or assurances pledged or otherwise provided by UBS Financial Services and/or any such third party to the Bank, then the Agreement shall not terminate and the Bank shall automatically assign to UBS Financial Services Inc. and any such third party, and UBS Financial Services Inc. and any such third party shall automatically assume and be subrogated to, all of the Bank’s rights, claims and interest in and under the Agreement and this Addendum, including without limitation, the security interest in the Collateral, including without limitation the ARS Collateral, granted the Bank under the Agreement and this Addendum (further including, without limitation, interest, dividends, distributions, premiums, other income and payments received in respect of any and all such Collateral) to the extent of the amount that the Bank has realized on all or any part of the additional collateral and/or assurances pledged or otherwise provided by UBS Financial Services and/or any such third party to the Bank in order to effect the repayment of the Credit Line Obligations due to the Bank under the Agreement. Upon such automatic assignment and subrogation, UBS Financial Services Inc. and any such third party shall be entitled to directly exercise any and all rights and remedies afforded the Bank under the Agreement, this Addendum and any and all other documents and agreements entered into in connection with the Agreement and/or this Addendum.”
KU Rev 08/08 Zero Net Cost LTPV Loan Addendum

1 of 5

Credit Line Account Number 5V
Interest
3.	The Agreement is amended by adding the following as a new Section 4 d), Section 4 e) and Section 4 f):
“d)	Notwithstanding anything to the contrary in this Agreement, and subject to the provisions of Sections 4 e) and f) of this Agreement, the interest rate charged on any and all outstanding Variable Rate Advances shall be the lesser of (i) the amount prescribed by Sections 4 a), b), or c) of this Agreement, as applicable, and (ii) the then applicable weighted average rate of interest or dividend rate paid to the Borrower by the issuer of the ARS Collateral.

e)	The Bank and the Borrower acknowledge and agree that the Bank shall be entitled to determine or adjust, at any time and from time to time, the interest rate payable by the Borrower to the Bank on all or any part of the outstanding Variable Rate Advances to reflect any changes in the composition of the ARS Collateral, to address any inability to determine interest rates, or for any other reason that, in the Bank’s sole and absolute discretion, is necessary to give effect to the intent of the provisions of this Agreement, including, without limitation, this Section 4 (it being acknowledged and agreed that the provisions of this Section 4 are intended to cause the interest payable by the Borrower under this Agreement to equal the interest or dividend rate payable to the Borrower by the issuer of any ARS Collateral) and any and all such adjustments by the Bank hereunder shall be conclusive and binding on the Bank and the Borrower absent manifest error.

f)	If and to the extent that any or all of the ARS Collateral consists of Taxable Student Loan Auction Rate Securities, then notwithstanding anything to the contrary in this Agreement, when calculating such weighted average interest rate, the interest rate paid to the Borrower with respect to such Taxable Student Loan Auction Rate Securities shall be deemed to be equal to (i) for the period from the date of this Addendum through and including January 21, 2009, the applicable coupon rate(s) and (ii) from January 22, 2009 and thereafter, the then applicable Taxable SLARC Maximum Auction Rate, for, and to the extent of, such Taxable Student Loan Auction Rate Securities. The Borrower will be charged interest on the Loan in months in which the Borrower does not receive interest on the Taxable Student Loan Auction Rate Securities.”
Payments
4.	The Agreement is amended by adding the following as Section 5 g):

“The Borrower will make additional payments (“Additional Payments”) as follows:
•	The proceeds of any liquidation, redemption, sale or other disposition of all or part of the ARS Collateral will be automatically transferred to the Bank as payments. The amount of these payments will be determined by the proceeds received in the Collateral Account, and may be as much as the total Credit Line Obligations.

•	All other interest, dividends, distributions, premiums, other income and payments that are received in the Collateral Account in respect of any ARS Collateral will be automatically transferred to the Bank as payments. These are referred to as “ARS Payments.” The amount of each ARS Payment will vary, based on the proceeds received in the Collateral Account. The Bank estimates that the ARS Payments will range from zero to fifteen ($15.00) dollars per month per $1,000 in par value of Pledged ARS. The Bank will notify the Borrower at least ten (10) days in advance of any ARS Payment that falls outside of this range. If the Borrower would prefer to have advance notice of each payment to be made to Advances, the Borrower may cancel ARS Payments as described below.

•	The Borrower agrees that any cash, check or other deposit (other than a deposit of securities) made to the Collateral Account is an individual authorization to have such amount transferred to the Bank as a payment. The amount of each payment is the amount of the deposit.
Each Additional Payment will be applied, as of the date received by the Bank, in the manner set forth in the last sentence of Section 5 d). The Borrower acknowledges that neither the Bank nor UBS Financial Services Inc. sets or arranges for any schedule of Additional Payments. Instead, Additional Payments will be transferred automatically from the Collateral Account whenever amounts are received in the Collateral Account, generally on the second Business Day after receipt.

The Borrower may elect to stop ARS Payments at any time, and this election will cancel all ARS Payments that would occur three (3) Business Days or more after the Bank receives such notice. If the Borrower stops ARS Payments, the Borrower will continue to be obligated to pay principal, interest, and other amounts pursuant to the Agreement. If the Borrower elects to cancel ARS Payments, all other Additional Payments will be cancelled. Cancelling ARS Payments and Additional Payments may result in higher interest charges by the Bank because amounts received in the Collateral Account will not be automatically transferred and credited. Any amounts received in the Collateral Account will remain in the Collateral Account unless the Bank permits you to withdraw all or part of such amounts. Your notice to cancel must be sent to: Attention: Head of Credit Risk Monitoring, UBS Bank USA, 299 South Main Street, Suite 2275, Salt Lake City, Utah 84111, or call (801) 741-0310.

Important Disclosure About Required Payments. If Additional Payments are sufficient to pay all accrued interest on Advances on or before a due date, then the Borrower need not make an additional interest payment. Excess Additional Payments will be applied against principal. However, if Additional Payments are not sufficient to pay all accrued interest on Advances on or before a due date, then the Bank may, in its sole discretion (1) capitalize unpaid interest as an additional Advance, or (2) require the Borrower to make payment of all accrued and unpaid interest.”
KU Rev 08/08 Zero Net Cost LTPV Loan Addendum

2 of 5

Credit Line Account Number 5V
Remedies
5.	The Agreement is amended by adding the following as Section 10 e):

“The Borrower agrees that in the event the Bank determines to liquidate or sell any Collateral, the Bank shall, to the fullest extent permitted by applicable law, have the right to do so in any manner, including, without limitation, the sale of Collateral individually or in a block, for cash or for credit, in a public or private sale, with or without public notice, through the use of sealed bids or otherwise, with the aid of any advisor or agent who may be an affiliate of the Bank or in any other manner as the Bank in its sole discretion shall choose. The Borrower acknowledges that the price the Bank obtains for Collateral in the Bank’s chosen method of sale may be lower than might be otherwise obtained in another method of sale, and the Borrower hereby agrees that any such sale shall not be considered to be not commercially reasonable solely because of such lower price. The Borrower understands that there may not be a liquid market for the Collateral and that, as a result, the price received for the Collateral upon liquidation or sale by the Bank may be substantially less than the Borrower paid for such Collateral or than the last market value available for it, if any. The Borrower further agrees that any sale by the Bank shall not be considered to be not commercially reasonable solely because there are few (including only one) or no third parties who submit bids or otherwise offer to buy the Collateral. The Borrower understands that the Bank’s sale of any of the Collateral may be subject to various state and federal property and/or securities laws and regulations, and that compliance with such laws and regulations may result in delays and/or a lower price being obtained for the Collateral. The Borrower agrees that the Bank shall have the right to restrict any prospective purchasers to those who, in the Bank’s sole discretion, the Bank deems to be qualified. The Borrower acknowledges that the Bank shall have sole authority to determine, without limitation, the time, place, method of advertisement and manner of sale and that the Bank may delay or adjourn any such sale in its sole discretion. The Borrower expressly authorizes the Bank to take any action with respect to the Collateral as the Bank deems necessary or advisable to facilitate any liquidation or sale, and the Borrower agrees that the Bank shall not be held liable for taking or failing to take any such action, regardless if a greater price may have been obtained for the Collateral if such action was or was not taken, as applicable. The Borrower hereby waives, to the fullest extent permitted by law, any legal right of appraisal, notice, valuation, stay, extension, moratorium or redemption that the Borrower would otherwise have with respect to a sale of the Collateral.”
Representations, Warranties and Covenants by the Loan Parties
6.	The Agreement is amended by adding the following as Section 11 g):
“g)	If at any time there are Credit Line Obligations outstanding under the Credit Line, then in connection with any ARS Collateral, if at any time any such ARS Collateral may be sold, exchanged, redeemed, transferred or otherwise conveyed by the Borrower for gross proceeds that are, in the aggregate, not less than the par value of such Auction Rate Securities to any party, including, without limitation, to UBS Financial Services Inc. and/or any of its affiliates (any such sale, exchange, redemption, transfer or conveyance referred to herein as an “ARS Liquidation”), the Borrower agrees (i) to immediately effect such ARS Liquidation to the extent necessary to satisfy all Credit Line Obligations in full and (ii) that the proceeds of any such ARS Liquidation so effected shall be immediately and automatically used to pay down any and all such outstanding Credit Line Obligations to the extent of such proceeds. The Borrower hereby acknowledges and agrees with the Bank and directs UBS Financial Services Inc. that to the extent permitted by applicable law, this Section 11 g) shall constitute an irrevocable instruction, direction and standing sell order to UBS Financial Services Inc. to effect an ARS Liquidation to the extent it is possible to do so at any time during the term of this Agreement. The Borrower further agrees with the Bank and UBS Financial Services Inc. to execute and deliver to the Bank and/or UBS Financial Services Inc. such further documents and agreements as may be necessary in the sole and absolute discretion of the Bank and/or UBS Financial Services Inc. to effect the foregoing irrevocable instruction, direction and standing sell order.”
Waivers
7.	The Agreement is amended by adding the following as Section 21:
“The Borrower hereby (i) acknowledges and admits its indebtedness and obligations to the Bank under the Agreement; and (ii) acknowledges, admits and agrees that it has no and shall assert no defenses, offsets, counterclaims or claims in respect of its obligations under the Agreement, in each case notwithstanding any claim or asserted claim that it may have, or purport to have, against any affiliate of the Bank.”
Schedules I and II
8.	a) Schedule I of the Agreement is amended in tis entirely to read as follows:

$25,001 to $499,999	2.750%
$500,000 to $999,999	1.750%
$1,000,000 to $4,999,999	1.500%
$5,000,000 and over	1.250%
b) Schedule II of the Agreement is deleted in its entirety and replaced with: “[Intentionally Deleted].”
KU Rev 08/08 Zero Net Cost LTPV Loan Addendum

3 of 5

Credit Line Account Number 5V
No Fixed Rate Advances/Prime Credit Lines
9.	The Bank and the Borrower acknowledge and agree that notwithstanding anything to the contrary in the Agreement: (a) the Borrower shall not request and the Bank shall not make a Fixed Rate Advance; and (b) there shall be no Prime Credit Line facilities available under the Agreement.
Alternative Financing
10.	If at any time the Bank exercises its right of demand under Section 5 a), Section 5 b) and Section 10 b) of the Loan Agreement for any reason other than (i) the occurrence of an Event under Sections 10 a) (iv), (v), (vii), (ix) (if and to the extent any indebtedness specified thereunder is to the Bank or any of the Bank’s affiliates), or (xi) of the Agreement; or (ii) in connection with any termination for cause by UBS Financial Services Inc. of the overall customer relationship between UBS Financial Services Inc. and the Borrower or its affiliates, then UBS Financial Services Inc. shall, or shall cause one or more of its affiliates, to provide as soon as reasonably possible, alternative financing on substantially the same terms and conditions as those under the Agreement and the Bank agrees that the Agreement shall remain in full force and effect until such time as such alternative financing has been established.
Margin Calls; Interest Payments
11.	Notwithstanding anything to the contrary in the Agreement, the Bank and the Borrower acknowledge and agree that UBS Financial Services Inc. or any affiliate thereof may, in its sole and absolute discretion, elect to: (i) provide additional collateral to the Bank in the form of United States Treasury Securities if and to the extent that the Borrower does not maintain in a Collateral Account, Collateral having an aggregate lending value as specified by the Bank from time to time; and/or (ii) satisfy any and all amounts of accrued and unpaid interest that are otherwise due and payable by the Borrower to the Bank under the Agreement, to the extent that the amount of any Additional Payments under the Agreement are insufficient to satisfy any and all such amounts.
Collateral Account Features
12.	Section 8 f) of the Agreement is deleted in its entirety and replaced with the following:

“If a Collateral Account has margin features, the margin features will be removed by UBS Financial Services Inc. or UBS International Inc., as applicable, so long as there is no outstanding margin debit in the Collateral Account. If a Collateral Account has Resource Management Account® or Business Services Account BSA® features, such as check writing, cards, bill payment, or electronic funds transfer services, all such features shall be removed by UBS Financial Services Inc. or UBS International Inc., as applicable.”
No Credit Line Checks
13.	The Bank and the Borrower acknowledge and agree that notwithstanding anything to the contrary in the Agreement, the Credit Line shall not have Credit Line checks.
Headings
14.	The headings of each of Section of this Addendum is for descriptive purposes only and shall not be deemed to modify or qualify the terms, conditions, rights or obligations described in such Section.

B.	This Addendum may be signed in multiple original counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.
[Signature page(s) follows]
KU Rev 08/08 Zero Net Cost LTPV Loan Addendum

4 of 5

Credit Line Account Number 5V
IN WITNESS WHEREOF, each of the parties has signed this Addendum pursuant to due and proper authority as of the date set forth below.

Date	Print Name and Title	Signature

Date	Print Name and Title	Signature

UBS BANK USA

By:

Name:

Title:

By:

Name:

Title:

UBS FINANCIAL SERVICES INC.

By:

Name:

Title:

By:

Name:

Title:

Date:	; , 2008
KU Rev 08/08 Zero Net Cost LTPV Loan Addendum

5 of 5